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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                     ------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)          August 5, 1999
                                                      ---------------------

                     CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
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               (Exact Name of Registrant as Specified in Charter)

          Bermuda                      0-24796                  Not Applicable
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 (State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


        Clarendon House, Church Street, Hamilton                HM CX Bermuda
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        (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code         (441) 296-1431
                                                    ----------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report


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Item 5.           Other Events.

Attached is a Press Release issued by Registrant on August 5, 1999 (the "Press Release"). Subsequent to the issuance of the Press Release, the Registrant received from CET 21, spol. sr.o. ("CET 21") a notice of termination of the Service Agreement between the Registrant's 99%-owned Czech subsidiary, Ceska nezavisla televizni spolecnost, spol. sr.o. ("CNTS") and CET 21 (the "Service Agreement"). The Service Agreement is one of the documents under which CNTS has been providing programming and advertising sales services to CET 21 for Nova TV. The Registrant does not believe that the Service Agreement has been validly terminated, and will continue to pursue its rights thereunder.




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Exhibits

99.1 Press Release of Central European Media Enterprises Ltd., dated August 5, 1999.



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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Central European Media Enterprises Ltd.
                                   (Registrant)

Dated:  August 5, 1999             By:    /s/ Fred T. Klinkhammer
                                      --------------------------------------
                                          Fred T. Klinkhammer

                                   Title:  President and Chief Executive Officer

                                   (Duly Authorized Officer)


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